UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason

Permal Tactical

Allocation Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Permal Tactical Allocation Fund

Fund’s objectives

The Fund is managed as a tactical asset allocation program. The Fund seeks to provide total return in excess of a traditional 60/30/10 (equity/fixed income/cash) portfolio over the medium term.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Permal Tactical Allocation Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason Permal Tactical Allocation Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

Disappointing economic news was not limited to the U.S. In January 2012 (after the reporting period ended), the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In

IV	Legg Mason Permal Tactical Allocation Fund

Investment commentary (cont’d)

addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Citing inflationary pressures, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund is managed as a tactical asset allocation program that seeks to provide a total return in excess of a traditional 60/30/10 (equity/fixed-income/cash) portfolio over the medium term. The Fund utilizes a fund-of-funds structure that combines our macroeconomic views (top-down) and fundamental fund selection (bottom-up). The Fund invests primarily in passively and actively managed vehicles, including, but not limited to, Legg Mason and unaffiliated (i.e., third party) mutual funds, third-party closed-end funds, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).1 The flexible approach of the Fund allows investments in a wide variety of asset classes and regions, which spans global equity, fixed-income, cash equivalent and alternative investments. Alternatives may include asset classes such as commodities, infrastructure, currencies and hedge fund strategies. The result is a multi-strategy, multi asset class fund that we believe has the flexibility to take advantage of market opportunities, whenever and wherever they may arise.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite the S&P 500 Indexi closing at nearly the same level it began the year, 2011 was volatile for the global financial markets. Other equity markets did not fare as well as the U.S. equity market. For example, in Europe, the EURO STOXX 50 Indexii was down 19.6% (in U.S. dollar terms). The sovereign debt crisis, which spread to the European Financials sector, began impacting the real economy in Europe as growth began to slow. Many people fear that Europe is now in a recession. Other “risk assets” performed poorly. For example, the MSCI Emerging Markets Indexiii was down 18.2% and the commodity markets were down 13.4% as measured by the Dow Jones-UBS Commodity Indexiv. U.S. Treasuries performed well. The yield on the U.S. ten-year declined from 3.30% to 1.89% in 2011 as investors sought safety in U.S. debt despite the downgrade of the U.S. credit rating by Standard & Poor’s in August.

In the first quarter, markets moved higher in the first six weeks only to be impacted by the “Arab Spring,” which began in Tunisia and quickly engulfed the Middle East, and then by the devastating earthquake and tsunami in Japan and the subsequent nuclear disaster at the Fukushima Daiichi nuclear power plant. This led to a sharp decline across most asset classes during the middle of March in the immediate aftermath of the earthquake with the Japanese equity markets declining the most. The sell-off was short lived and most equity and commodity markets recovered their losses to finish what was a strong first quarter.

Headwinds began to build during the second quarter. Specifically, markets had to contend with (1) high oil prices as a result of the unrest in the Middle East, (2) the lagged impact of tighter monetary policy to combat inflation which started in the emerging markets and shifted to Europe (3) the end of “QE2” in the U.S. and the prospects of a less accommodative Federal Reserve Board (“Fed”)v, and (4) uncertainty in Europe regarding the outcome of the sovereign debt crisis. The high for the S&P 500 was made on April 29th (8.4%).

In the third quarter, volatility increased markedly. The United States lost its AAA credit rating on August 5, 2011, as Standard & Poor’s issued a downgrade.

[1]

In choosing open-end funds for investment, the Fund will invest in Legg Mason-affiliated funds, rather than unaffiliated funds, when a Legg Mason-affiliated fund offers access to an asset class or employs a strategy which Permal wishes to utilize and, in Permal’s judgment, the Legg-Mason affiliated fund can accommodate the Fund’s investments.

2	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Fund overview (cont’d)

Additionally, the U.S. economic data began to weaken, the sovereign debt crisis worsened on contagion concerns (Italian bond yields began to be a focal point) and concerns about Chinese economic growth began to surface. From the peak on April 29th to the trough on October 3rd, the S&P 500 Index declined 19.4%.

Europe remained the focal point during the fourth quarter as well, but markets finished the quarter higher. The S&P 500 Index was up 11.2% during the fourth quarter. Markets seemed to take their cue from global macroeconomic events and news flow rather than underlying fundamentals for much of the quarter. Correlations between asset classes and even stocks and sectors were higher than normal during both the third and fourth quarters, making it a challenging environment for actively managed portfolios to outperform.

Q. How did we respond to these changing market conditions?

A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best opportunities across asset classes, investment styles and strategies, and geographies. Entering 2011, the Fund was underweight equities and overweight alternative strategies relative to the 60/30/10 Composite (the “Composite”)vi. The fixed-income allocation was near its benchmark weight entering 2011. Tactically, the composition of both the equity and fixed-income allocations was quite different from their benchmark to capitalize on what we perceived to be an attractive opportunity set. Within equities, the Fund was overweight the U.S. and emerging markets and underweight Europe, Japan and Asia ex- Japan. On a sector basis, a barbell strategy was used: overweight cyclical sectors like Energy, Materials and Industrials along with defensive sectors like Telecommunication Services and Consumer Staples. There was a large underweight to Financials given the concern surrounding the European sovereign debt crisis. The fixed-income allocation remained focused on credit including high-yield corporate bonds, non-agency residential mortgage-backed securities, convertible bonds and floating-rate bank loans. We felt these segments of the fixed-income market provided the most attractive risk-return characteristics in a volatile environment for risk assets. The alternatives allocation consisted of gold and platinum, as well as a dedicated currency strategy that invested long and short in G10vii currencies. We felt these positions would offer a diversified return stream to the overall portfolio especially during periods of market stress.

The overall asset allocation and tactical positioning remained fairly consistent during the first quarter. The alternatives allocation was further diversified to include both a systematic (trend following) and discretionary macro strategy given the headwinds that continued to build in the global economy. During the second quarter, the equity allocation was reduced to 54% by the end of May with a focus on more defensive sectors like Health Care, Utilities and Telecommunications. Given the sell-off in the markets during the month of June, the equity exposure was increased back to 57% of the Fund by quarter-end. Fixed-income and the alternatives allocations remained largely unchanged, but the tactical equity positions favored a mix of defensive and cyclical sectors while maintaining large underweights to Europe and the Financials sector.

The equity allocation was increased to 59% early in the third quarter largely at the expense of the credit exposure within the Fund’s fixed-income allocation. The bounce in the markets proved short-lived and we quickly re-positioned the Fund to be more defensive given the confluence of the U.S. downgrade and a worsening of the situation in Europe with regards to the sovereign debt crisis. The Fund ended the

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	3

month of August with an allocation to equities of 52.5%, which was further reduced to 51% at the end of the third quarter. The alternative allocation increased as a result, peaking at 18.5% in August. Tactically, we began shifting the equity exposure slightly to capitalize on some indiscriminate selling in both U.S. Financials and gold equities.

This allocation stayed largely the same during the fourth quarter; however, we began to increase cyclical exposure within the equity allocation at the expense of defensive positions. As a result, the Fund ended the year overweight Materials (via gold equities), Technology and Consumer Discretionary. The Fund was also underweight Financials, Utilities and Consumer Staples. Geographically speaking, the Fund remained underweight Europe and overweight the U.S.

The Fund uses derivatives for a variety of reasons. During 2011, the Fund utilized derivatives primarily to hedge unwanted foreign currency exposure obtained through our investments in ETFs that invested in non-U.S. dollar denominated assets. The Fund used both forward foreign currency contracts and put options to hedge exposure to both the euro and Japanese yen. In addition to the foreign currency related derivatives used in 2011, the Fund also purchased put options during the fourth quarter to hedge a portion of the portfolio’s equity exposure, given the uncertainty surrounding the European sovereign debt crisis and the potential for an event to occur that could destabilize U.S. equity markets. Overall, the Fund’s hedging activities detracted from performance during the year.

Performance review

For the twelve months ended December 31, 2011, Class A shares of Legg Mason Permal Tactical Allocation Fund, excluding sales charges, returned -4.58%. The Fund’s unmanaged benchmarks, the MSCI World Indexviii (Gross), the Barclays Capital U.S. Aggregate Indexix and the Citigroup 90-Day U.S. Treasury Bill Indexx, returned -5.02%, 7.84% and 0.08%, respectively, for the same period. The 60/30/10 Composite returned -0.44% over the same time frame. The Lipper Global Flexible Portfolio Funds Category Average1 returned -5.52% for the same period.

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Permal Tactical Allocation Fund:
Class A	-7.42%	-4.58%
Class C	-7.79%	-5.28%
Class FI	-7.42%	-4.58%
Class I	-7.32%	-4.35%
Class IS	-7.32%	-4.35%
MSCI World Index (Gross)	-10.07%	-5.02%
Barclays Capital U.S. Aggregate Index	4.98%	7.84%
Citigroup 90-Day U.S. Treasury Bill Index	0.02%	0.08%
60/30/10 Composite	-4.48%	-0.44%
Lipper Global Flexible Portfolio Funds Category Average[1]	-8.13%	-5.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 323 funds for the six-month period and among the 265 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Fund overview (cont’d)

would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2011, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.27%, 2.93%, 2.39%, 1.85% and 2.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets is not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. Acquired fund fees and expenses are subject to these arrangements. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Q. What were the leading contributors to performance?

A. Given the volatility experienced in the financial markets, it is no surprise that the top contributors were in the fixed-income and alternative allocations. The overall alternative allocation was positive during 2011, providing a diversified return stream as we had expected, with the biggest contributor being BH Macro Ltd., a closed-end fund that trades a discretionary macro investment strategy focused on the fixed-income and currency markets. The allocation to gold bullion and a dedicated currency strategy were also positive contributors. Within fixed-income, allocations to Legg Mason BW Global Opportunities Bond Fund and Western Asset Core Bond Portfolio were strong, positive contributors.

Q. What were the leading detractors from performance?

A. The equity allocation detracted from overall Fund performance in 2011. Exposure to Chinese equity markets via two closed-end funds, Morgan Stanley China A-Share Fund and The China Fund Inc., was the biggest detractor. Additionally, exposure to Japanese equities via an ETF also detracted from performance.

Thank you for your investment in Legg Mason Permal Tactical Allocation Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

Permal Asset Management Inc.

Alexander Pillersdorf

Co-Portfolio Manager

Permal Asset Management Inc.

January 17, 2012

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	5

RISKS: Investing in equity securities involves market risk. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may invest in hedge funds, private investments, commodities, foreign currencies, infrastructure investments, and real estate. These investments are speculative, may be illiquid, and involve substantial risks. Short selling may result in significant losses. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. There are additional risks and other expenses associated with investing in underlying funds rather than directly in portfolio securities. For instance, the underlying funds may borrow money to leverage their investments. Leverage may result in greater volatility of investment returns and may increase a shareholder’s risk of loss. In addition to the Fund’s operating expenses, shareholders will indirectly bear the operating expenses of the underlying funds. For example, shareholders will pay management fees of both the Fund and the underlying funds. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The EURO STOXX 50 Index is Europe’s leading blue-chip index for the Eurozone and provides a blue-chip representation of supersector leaders in the Eurozone. The Index currently covers fifty stocks from twelve Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

iii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

iv	The Dow Jones-UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The 60/30/10 Composite is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross), 30% Barclays Capital U.S. Aggregate Index and 10% Citigroup 90-Day U.S. Treasury Bill Index.

vii

The Group of Ten (“G10”) includes the wealthiest eleven member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and USA).

viii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ix

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]	The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury bills.

6	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Fund at a glance (unaudited)

Legg Mason Permal Tactical Allocation Fund Breakdown† (%) as of — December 31, 2011

Investments in Underlying Funds

% of Total Long-Term Investments	Top 5 Sectors
8.3 Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds Corporate Bonds & Notes U.S. Government & Agency Obligations Municipal Bonds Collateralized Mortgage Obligations
8.1 Vanguard Specialized Funds — Vanguard Dividend Appreciation Index Fund, ETF Shares	Consumer Staples Industrials Energy Consumer Discretionary Information Technology
8.1 Western Asset Funds, Inc. — Western Asset Core Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations U.S. Treasury Inflation Protected Securities
6.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Staples Consumer Discretionary Energy
6.3 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Energy Information Technology Industrials
4.7 iShares, Inc. — iShares MSCI Series — iShares MSCI Japan Index Fund	Industrials Consumer Discretionary Financials Information Technology Materials
4.3 The Royce Fund — Royce Special Equity Fund, Institutional Class Shares	Industrials Information Technology Consumer Discretionary Materials Consumer Staples

†	Subject to change at any time.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	7

% of Total Long-Term Investments	Top 5 Sectors
4.2 John Hancock Funds II — John Hancock Floating Rate Income Fund, Class R6 Shares	Consumer Discretionary Health Care Industrials Financials Materials
4.1 iShares Trust — iShares Dow Jones U.S. Technology Sector Index Fund	Technology Hardware & Equipment Software & Computer Services Short-Term Securities
4.1 John Hancock Funds II — John Hancock Currency Strategies Fund, Class R6 Shares	Currency
3.9 Natixis Funds Trust II — ASG Managed Futures Strategy Fund, Class Y Shares	Futures
3.8 BH Macro Ltd. USD Shares	Hedge Fund
3.2 The Select Sector SPDR Trust — The Financial Select Sector SPDR Fund	Financials
3.1 iShares Trust — iShares Bond Funds Series — iShares iBoxx$ Investment Grade Corporate Bond Fund	Financials Consumer Services Oil & Gas Telecommunications Consumer Goods
2.8 iShares Trust — iShares Dow Jones U.S. Oil Equipment & Services Index Fund	Oil Equipment & Services Short-Term Securities
2.4 The China Fund, Inc.	Health Care Consumer Discretionary Information Technology Financials Consumer Staples
2.3 Calamos Investment Trust — Calamos Convertible Fund, Class I Shares	Information Technology Health Care Energy Materials Industrials
2.2 Morgan Stanley China A Share Fund, Inc.	Commercial Banks Insurance Beverages Oil, Gas & Consumable Fuels Software
2.2 SPDR Gold Trust — SPDR Gold Shares	Gold
2.2 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Energy Industrials Telecommunications Financials
2.1 Market Vectors ETF Trust — Junior Gold Miners ETF	Gold Minings
1.8 Market Vectors ETF Trust — Gold Miners ETF	Gold Minings
1.7 iShares Trust — iShares FTSE NAREIT Mortgage Plus Capped Index Fund	Mortgage Reits Short-Term Securities
1.7 PowerShares DB Multi-Sector Commodity Trust — PowerShares DB Agriculture Fund	Agriculture

†	Subject to change at any time.

8	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Fund at a glance (unaudited) (cont’d)

% of Total Long-Term Investments	Top 5 Sectors
1.5 EMM Umbrella Funds — The Emerging Markets Middle East Fund, Class A Shares	Financials Industrials Health Care Telecommunication Services Energy
1.3 The Africa Emerging Markets Fund, Class A Shares	Financials Consumer Staples Telecommunication Services Materials Industrials
0.7 Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	U.S. Treasury Bills U.S. Treasury Notes

Common Stocks
2.4 Real Estate Investment Trust:	Chimera Investment Corp. MFA Financial Inc. Invesco Mortgage Capital Inc.

†	Subject to change at any time.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.“

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-7.42%	$1,000.00	$925.80	1.04%	$5.05	Class A	5.00%	$1,000.00	$1,019.96	1.04%	$5.30
Class C	-7.79	1,000.00	922.10	1.79	8.67	Class C	5.00	1,000.00	1,016.18	1.79	9.10
Class FI	-7.42	1,000.00	925.80	1.04	5.05	Class FI	5.00	1,000.00	1,019.96	1.04	5.30
Class I	-7.32	1,000.00	926.80	0.79	3.84	Class I	5.00	1,000.00	1,021.22	0.79	4.02
Class IS	-7.32	1,000.00	926.80	0.79	3.84	Class IS	5.00	1,000.00	1,021.22	0.79	4.02

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/11	-4.58%	-5.28%	-4.58%	-4.35%	-4.35%
Inception* through 12/31/11	9.51	8.67	9.48	9.75	9.75

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/11	-10.09%	-6.21%	-4.58%	-4.35%	-4.35%
Inception* through 12/31/11	7.14	8.67	9.48	9.75	9.75

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/13/09 through 12/31/11)	28.03%
Class C (Inception date of 4/13/09 through 12/31/11)	25.37
Class FI (Inception date of 4/13/09 through 12/31/11)	27.94
Class I (Inception date of 4/13/09 through 12/31/11)	28.81
Class IS (Inception date of 4/13/09 through 12/31/11)	28.81

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	11

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Legg Mason Permal Tactical Allocation Fund vs. MSCI World Index (Gross), Barclays Capital U.S. Aggregate Index, Citigroup 90-Day U.S. Treasury Bill Index and 60/30/10 Composite† — April 13, 2009 - December 2011

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason Permal Tactical Allocation Fund vs. MSCI World Index (Gross), Barclays Capital U.S. Aggregate Index, Citigroup 90-Day U.S. Treasury Bill Index and 60/30/10 Composite† — April 13, 2009 - December 2011

12	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Legg Mason Permal Tactical Allocation Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Index (Gross), Barclays Capital U.S. Aggregate Index, Citigroup 90-Day U.S. Treasury Bill Index and 60/30/10 Composite. The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury Bills. The 60/30/10 Composite is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross), 30% Barclays Capital U.S. Aggregate Index and 10% Citigroup 90-Day U.S. Treasury Bill Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Citigroup 90-Day U.S. Treasury Bill Index is as of month end April 30, 2009.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	13

Consolidated schedule of investments

December 31, 2011

Legg Mason Permal Tactical Allocation Fund

Description	Shares	Value
Investments in Underlying Funds — 96.2%
BH Macro Ltd. USD Shares	222,452	$4,387,866	*
Calamos Investment Trust — Calamos Convertible Fund, Class I Shares	166,573	2,656,843
EMM Umbrella Funds — The Emerging Markets Middle East Fund, Class A Shares	150,731	1,703,260	(a)
iShares Trust — iShares Bond Funds Series — iShares iBoxx$ Investment Grade Corporate Bond Fund	31,250	3,555,000
iShares Trust:
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	62,600	3,250,442
iShares Dow Jones U.S. Technology Sector Index Fund	73,800	4,715,820
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	155,000	1,962,300
iShares, Inc. — iShares MSCI Series—iShares MSCI Japan Index Fund	599,629	5,462,620
John Hancock Funds II:
John Hancock Currency Strategies Fund, Class R6 Shares	518,150	4,803,248	*
John Hancock Floating Rate Income Fund, Class R6 Shares	538,424	4,915,808
Legg Mason Charles Street Trust, Inc. — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	890,674	9,663,813	(b)
Legg Mason Partners Equity Trust:
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	62,583	7,372,911	*(b)
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	548,026	7,540,839	(b)
Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	843,061	843,061	(b)
Market Vectors ETF Trust:
Gold Miners ETF	39,700	2,041,771
Junior Gold Miners ETF	101,100	2,497,170
Morgan Stanley China A Share Fund, Inc.	134,500	2,602,575	*
Natixis Funds Trust II — ASG Managed Futures Strategy Fund, Class Y Shares	444,719	4,598,396
PowerShares DB Multi-Sector Commodity Trust — PowerShares DB Agriculture Fund	70,000	2,021,600	*
SPDR Gold Trust — SPDR Gold Shares	16,580	2,519,994	*
The Africa Emerging Markets Fund, Class A Shares	68,705	1,532,809
The China Fund, Inc.	133,755	2,743,315
The Royce Fund — Royce Special Equity Fund, Institutional Class Shares	252,268	4,952,012	(b)
The Select Sector SPDR Trust — The Financial Select Sector SPDR Fund	285,700	3,714,100
Vanguard Specialized Funds — Vanguard Dividend Appreciation Index Fund, ETF Shares	172,300	9,414,472
Western Asset Funds, Inc.:
Western Asset Core Bond Portfolio, Class IS Shares	797,407	9,465,224	(b)
Western Asset High Yield Portfolio, Class IS Shares	305,609	2,515,159	(b)
Total Investments in Underlying Funds (Cost — $113,421,166)		113,452,428

See Notes to Consolidated Financial Statements.

14	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Consolidated schedule of investments (cont’d)

December 31, 2011

Legg Mason Permal Tactical Allocation Fund

Description			Shares	Value
Common Stocks — 2.4%
Financials — 2.4%
Real Estate Investment Trusts (REITs) — 2.4%
Chimera Investment Corp.			390,200	$979,402
Invesco Mortgage Capital Inc.			55,600	781,180
MFA Mortgage Investments Inc.			160,760	1,080,307
Total Common Stocks (Cost — $3,996,303)				2,840,889
Total Investments before Short-Term Investments (Cost — $117,417,469)				116,293,317

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.6%
Repurchase Agreements — 1.6%
State Street Bank & Trust Co., repurchase agreement dated 12/30/11; Proceeds at maturity — $1,814,002; (Fully collateralized by U.S. Treasury Notes, 1.000% due 8/31/16; Market Value — $1,852,875) (Cost — $1,814,000)	0.010%	1/3/12	$1,814,000	1,814,000
Total Investments — 100.2% (Cost — $119,231,469#)				118,107,317
Liabilities in Excess of Other Assets — (0.2)%				(192,684)
Total Net Assets — 100.0%				$117,914,633

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Underlying Fund is affiliated with Legg Mason, Inc.

#	Aggregate cost for federal income tax purposes is $119,783,445.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	15

Consolidated statement of assets and liabilities

December 31, 2011

Assets:
Investments in unaffiliated Underlying Funds and investments, at cost	$80,198,209
Investments in affiliated Underlying Funds, at cost	39,033,260
Investments in unaffiliated Underlying Funds and investments, at value	75,754,298
Investments in affiliated Underlying Funds, at value	42,353,019
Cash	128,432
Receivable for Fund shares sold	1,216,399
Dividends and interest receivable from investments	122,467
Dividends receivable from unaffiliated Underlying Funds	25,131
Prepaid expenses	26,083
Total Assets	119,625,829

Liabilities:
Payable for unaffiliated Underlying Funds purchased	1,017,447
Payable for Fund shares repurchased	279,693
Payable for affiliated Underlying Funds purchased	249,843
Service and/or distribution fees payable	41,283
Investment management fee payable	29,194
Trustees’ fees payable	23
Accrued expenses	93,713
Total Liabilities	1,711,196
Total Net Assets	$117,914,633

Net Assets:
Par value (Note 7)	$86
Paid-in capital in excess of par value	119,641,020
Overdistributed net investment income	(1,046,914)
Accumulated net realized gain on sale of Underlying Funds, capital gain distributions from Underlying Funds and foreign currency transactions	444,593
Net unrealized depreciation on Underlying Funds and investments	(1,124,152)
Total Net Assets	$117,914,633

See Notes to Consolidated Financial Statements.

16	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Consolidated statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	1,487,202
Class C	3,317,673
Class FI	6,535
Class I	3,775,062
Class IS	6,082

Net Asset Value:
Class A (and redemption price)	$13.72
Class C*	$13.75
Class FI (and redemption price)	$13.71
Class I (and redemption price)	$13.70
Class IS (and redemption price)	$13.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.56

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	17

Consolidated statement of operations

For the Year Ended December 31, 2011

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$2,616,916
Income distributions from affiliated Underlying Funds	963,294
Short-term gains distributions from affiliated Underlying Funds	45,473
Short-term gains distributions from unaffiliated Underlying Funds	36,377
Interest	108
Total Investment Income	3,662,168

Expenses:
Investment management fee (Note 2)	752,149
Service and/or distribution fees (Notes 2 and 5)	448,452
Transfer agent fees (Note 5)	123,389
Legal fees	99,917
Registration fees	69,668
Shareholder reports	40,949
Audit and tax	30,100
Custody fees	13,621
Fund accounting fees	12,200
Trustees’ fees	8,036
Insurance	2,481
Miscellaneous expenses	2,021
Total Expenses	1,602,983
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(224,227)
Net Expenses	1,378,756
Net Investment Income	2,283,412

Realized and Unrealized Gain (Loss) on Sales of Underlying Funds, Capital Gain Distributions from Underlying Funds, Foreign Currency Transactions, Underlying Funds and Investments (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	(335,586)
Sale of unaffiliated Underlying Funds	(196,109)
Capital gain distributions from affiliated Underlying Funds	483,062
Capital gain distributions from unaffiliated Underlying Funds	324,279
Foreign currency transactions	(379,763)
Net Realized Loss	(104,117)
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	(814,208)
Unaffiliated Underlying Funds and investments	(8,009,293)
Foreign currencies	67,805
Change in Net Unrealized Appreciation (Depreciation)	(8,755,696)
Net Loss on Sales of Underlying Funds, Capital Gain Distributions from Underlying Funds, Foreign Currency Transactions, Underlying Funds and Investments	(8,859,813)
Decrease in Net Assets from Operations	$(6,576,401)

See Notes to Consolidated Financial Statements.

18	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$2,283,412	$1,261,055
Net realized gain (loss)	(104,117)	254,792
Change in net unrealized appreciation (depreciation)	(8,755,696)	6,099,184
Increase (Decrease) in Net Assets From Operations	(6,576,401)	7,615,031

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,300,002)	(1,974,392)
Net realized gains	—	(105,731)
Decrease in Net Assets From Distributions to Shareholders	(2,300,002)	(2,080,123)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	63,826,734	84,881,155
Reinvestment of distributions	1,544,295	1,266,424
Cost of shares repurchased	(31,227,053)	(33,887,678)
Increase in Net Assets From Fund Share Transactions	34,143,976	52,259,901
Increase in Net Assets	25,267,573	57,794,809

Net Assets:
Beginning of year	92,647,060	34,852,251
End of year*	$117,914,633	$92,647,060
* Includes overdistributed net investment income of:	$(1,046,914)	$(691,058)

See Notes to Consolidated Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	19

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$14.69	$13.66	$11.40

Income (loss) from operations:
Net investment income[3]	0.30	0.24	0.28
Net realized and unrealized gain (loss)	(0.97)	1.15	2.24
Total income (loss) from operations	(0.67)	1.39	2.52

Less distributions from:
Net investment income	(0.30)	(0.34)	(0.20)
Net realized gains	—	(0.02)	(0.06)
Total distributions	(0.30)	(0.36)	(0.26)

Net asset value, end of year	$13.72	$14.69	$13.66
Total return[4]	(4.58)%	10.19%	21.76%[5]

Net assets, end of year (000s)	$20,408	$16,492	$17,548

Ratios to average net assets:
Gross expenses[6]	1.26%	1.61%	7.61%[7]
Net expenses[6,8,9]	1.05	1.13	1.16 [7]
Net investment income	2.06	1.71	2.89 [7]

Portfolio turnover rate	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.08%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

20	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$14.71	$13.68	$11.40

Income (loss) from operations:
Net investment income[3]	0.21	0.18	0.28
Net realized and unrealized gain (loss)	(0.98)	1.10	2.15
Total income (loss) from operations	(0.77)	1.28	2.43

Less distributions from:
Net investment income	(0.19)	(0.23)	(0.09)
Net realized gains	—	(0.02)	(0.06)
Total distributions	(0.19)	(0.25)	(0.15)

Net asset value, end of year	$13.75	$14.71	$13.68
Total return[4]	(5.28)%	9.36%	21.03%[5]

Net assets, end of year (000s)	$45,602	$31,874	$8,452

Ratios to average net assets:
Gross expenses[6]	2.02%	2.27%	5.49%[7]
Net expenses[6,8,9]	1.80	1.88	1.91 [7]
Net investment income	1.47	1.33	2.91 [7]

Portfolio turnover rate	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.35%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$14.68	$13.65	$11.40

Income (loss) from operations:
Net investment income[3]	0.27	0.23	0.23
Net realized and unrealized gain (loss)	(0.94)	1.16	2.28
Total income (loss) from operations	(0.67)	1.39	2.51

Less distributions from:
Net investment income	(0.30)	(0.34)	(0.20)
Net realized gains	—	(0.02)	(0.06)
Total distributions	(0.30)	(0.36)	(0.26)

Net asset value, end of year	$13.71	$14.68	$13.65
Total return[4]	(4.58)%	10.20%	21.67%[5]

Net assets, end of year (000s)	$90	$134	$122

Ratios to average net assets:
Gross expenses[6]	1.41%	1.73%	10.04%[7]
Net expenses[6,8,9]	1.06	1.13	1.15 [7]
Net investment income	1.86	1.67	2.39 [7]

Portfolio turnover rate	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.99%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

22	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income[3]	0.34	0.33	0.36
Net realized and unrealized gain (loss)	(0.98)	1.10	2.17
Total income (loss) from operations	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.33)	(0.38)	(0.23)
Net realized gains	—	(0.02)	(0.06)
Total distributions	(0.33)	(0.40)	(0.29)

Net asset value, end of year	$13.70	$14.67	$13.64
Total return[4]	(4.35)%	10.48%	21.89%[5]

Net assets, end of year (000s)	$51,732	$44,012	$8,608

Ratios to average net assets:
Gross expenses[6]	0.97%	1.19%	6.16%[7]
Net expenses[6,8,9]	0.80	0.88	0.91 [7]
Net investment income	2.30	2.36	3.75 [7]

Portfolio turnover rate	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income[3]	0.31	0.27	0.25
Net realized and unrealized gain (loss)	(0.95)	1.16	2.28
Total income (loss) from operations	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.33)	(0.38)	(0.23)
Net realized gains	—	(0.02)	(0.06)
Total distributions	(0.33)	(0.40)	(0.29)

Net asset value, end of year	$13.70	$14.67	$13.64
Total return[4]	(4.35)%	10.48%	21.88%[5]

Net assets, end of year (000s)	$83	$135	$122

Ratios to average net assets:
Gross expenses[6]	1.16%	1.48%	9.79%[7]
Net expenses[6,8,9]	0.81	0.88	0.90 [7]
Net investment income	2.08	1.92	2.63 [7]

Portfolio turnover rate	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), interest, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class IS shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

24	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

Legg Mason Permal Tactical Allocation Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund may invest directly in fixed income, indexed or other performance-related instruments (including exchange-traded notes (“ETNs”)), equity securities, forwards and derivatives. However, while authorized to invest directly, most of the Fund’s long or short exposure to asset classes will be achieved indirectly through investments in a combination of intermediary securities such as open-end (including exchange-traded funds (“ETFs”)), and closed-end funds as well as funds that are commonly referred to as hedge funds.

The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Tactical Allocation Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when consolidated financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	25

traded, but before the Fund calculate its net asset value, the Fund value these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in Underlying Funds	$111,749,168	$1,703,260	—	$113,452,428
Common stocks	2,840,889	—	—	2,840,889
Total long-term investments	$114,590,057	$1,703,260	—	$116,293,317
Short-term investments†	—	1,814,000	—	1,814,000
Total investments	$114,590,057	$3,517,260	—	$118,107,317

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

26	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	27

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Fund of funds risk. Your cost of investing in the Fund, as fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such underlying fund at a time that is unfavorable to the Fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

28	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s consolidated financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$46,008	—	$(46,008)
(b)	(385,274)	$385,274	—

(a)	Reclassifications are primarily due to a taxable overdistribution in the prior year.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts, book/tax differences in the treatment of income from partnership investments and book/tax differences in the treatment of distributions.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	29

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal Asset Management Inc. (“Permal”) and Legg Mason Global Asset Allocation, LLC (“LMGAA”) are the Fund’s subadvisers. Western Asset Management Company (“Western Asset”) manages the cash and short-term instruments. LMPFA, Permal, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except, in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Permal and Western Asset an aggregate subadvisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA pays LMGAA an annual rate of 0.05% of the Fund’s average daily net assets.

During the year ended December 31, 2011, the Fund’s Class A, C, FI, I and IS shares had an expense limitation arrangement in place of 1.75%, 2.50%, 1.75%, 1.50%, and 1.50%, respectively, of the average daily net assets of each class. Taxes, extraordinary expenses, incentive or performance-based fees of underlying funds, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, ETFs, ETNs and other assets) and interest are excluded from this waiver/reimbursement agreement. These expense limitation arrangements cannot be terminated prior to December 31, 2013. The expense limitations take into account the expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by a Fund, weighted in proportion to each Fund’s investment allocation among the Underlying Funds.

In addition, the Fund indirectly pays management and/or administrative fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $224,227.

30	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $27,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$11,000

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$148,239,406
Sales	113,047,619

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,621,822
Gross unrealized depreciation	(6,297,950)
Net unrealized depreciation	$(1,676,128)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	31

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options	$(145,111)	$(342,000)	$(487,111)
Forward foreign currency contracts	(379,763)	—	(379,763)
Total	$(524,874)	$(342,000)	$(866,874)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$67,805

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$28,121
Forward foreign currency contracts (to sell)†	1,920,794

†	At December 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$53,164	$25,652
Class C	395,015	51,204
Class FI	273	302
Class I	—	45,954
Class IS	—	277
Total	$448,452	$123,389

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$44,058
Class C	86,407
Class FI	390
Class I	93,011
Class IS	361
Total	$224,227

32	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$431,550	$372,627
Class C	633,540	486,446
Class FI	1,899	3,042
Class I	1,231,043	1,108,892
Class IS	1,970	3,385
Total	$2,300,002	$1,974,392

Net Realized Gains:
Class A	—	$18,010
Class C	—	34,197
Class FI	—	179
Class I	—	53,165
Class IS	—	180
Total	—	$105,731

7. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	739,193	$10,944,323	1,454,675	$20,193,119
Shares issued on reinvestment	29,589	405,377	23,903	349,681
Shares repurchased	(404,343)	(5,817,277)	(1,640,831)	(22,807,106)
Net increase (decrease)	364,439	$5,532,423	(162,253)	$(2,264,306)

Class C
Shares sold	1,699,833	$24,715,003	1,687,369	$23,375,698
Shares issued on reinvestment	35,188	482,780	23,865	348,584
Shares repurchased	(583,790)	(8,479,245)	(162,426)	(2,267,074)
Net increase	1,151,231	$16,718,538	1,548,808	$21,457,208

Class FI
Shares sold	504	$7,626	—	—
Shares issued on reinvestment	139	1,899	221	$3,221
Shares repurchased	(3,266)	(50,001)	—	—
Net increase (decrease)	(2,623)	$(40,476)	221	$3,221

Legg Mason Permal Tactical Allocation Fund 2011 Annual Report	33

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,899,030	$28,159,782	2,962,359	$41,312,338
Shares issued on reinvestment	47,681	652,269	38,456	561,373
Shares repurchased	(1,172,002)	(16,830,530)	(631,380)	(8,813,498)
Net increase	774,709	$11,981,521	2,369,435	$33,060,213

Class IS
Shares issued on reinvestment	144	$1,970	244	$3,565
Shares repurchased	(3,266)	(50,000)	—	—
Net increase (decrease)	(3,122)	$(48,030)	244	$3,565

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$2,294,033	$2,059,806
Net long-term capital gains	5,969	20,317
Total taxable distributions	$2,300,002	$2,080,123

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$371,697
Other book/tax temporary differences(a)	(422,042)
Unrealized appreciation (depreciation)(b)	(1,676,128)
Total accumulated earnings (losses) — net	$(1,726,473)

During the taxable year ended December 31, 2011, The Fund utilized all of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s consolidated financial statements and related disclosures.

34	Legg Mason Permal Tactical Allocation Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Legg Mason Permal Tactical Allocation Fund, a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of December 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year then ended, and the consolidated financial highlights for each of the years in the two-year then ended and the period from April 9, 2009 (commencement of operations) to December 31, 2009. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the investee funds’ transfer agent and custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Permal Tactical Allocation Fund as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2012

Legg Mason Permal Tactical Allocation Fund	35

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Permal Asset Management Inc. (“Permal”) provides day-to-day management of the Fund’s portfolio, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides certain compliance and portfolio execution services to the Fund, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Permal and LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager, LMGAA and Western Asset are wholly-owned subsidiaries, and Permal is a subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality

36	Legg Mason Permal Tactical Allocation Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager, Permal and LMGAA, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional global flexible portfolio funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2011. The Fund performed below the median for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed the Fund’s performance was better than the Lipper category average during the third quarter and for the one-year period ended September 30, 2011. The Trustees then discussed with representatives of

Legg Mason Permal Tactical Allocation Fund	37

management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager, Permal and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward, which was reflected in the Fund’s performance for the third quarter ended September 30, 2011. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and Permal charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of institutional blended and passively managed affiliated funds of funds consisting of one global flexible portfolio fund, two global multi-cap core funds and one international multi-cap core fund selected by Lipper as

38	Legg Mason Permal Tactical Allocation Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional blended and passively managed affiliated global flexible portfolio, global multi-cap core and international multi-cap core funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and the average total expense ratio of the funds in the Expense Universe. The Trustees noted the limited number of funds in the Expense Group and the Fund’s relatively small asset size compared to the average assets of the funds in the Expense Group. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2013.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Permal Tactical Allocation Fund	39

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

40	Legg Mason Permal Tactical Allocation Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Permal Tactical Allocation Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Permal Tactical Allocation Fund	41

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

42	Legg Mason Permal Tactical Allocation Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Permal Tactical Allocation Fund	43

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason Permal Tactical Allocation Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Permal Tactical Allocation Fund	45

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	Legg Mason Permal Tactical Allocation Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	12/28/2011
Payable date:	12/29/2011
Ordinary income:
Qualified dividend income for individuals	30.00%
Dividends qualifying for the dividends
received deduction for corporations	25.43%

Please retain this information for your records.

Legg Mason

Permal Tactical Allocation Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscone

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Legg Mason Global Asset Allocation, LLC

Permal Asset Management Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Permal Tactical Allocation Fund

The Fund is a separate investment series of Legg Mason Partners EquityTrust, a Maryland statutory trust.

Legg Mason Permal Tactical Allocation Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Permal Tactical Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML012193 2/12 SR12-1606

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,000 in 2010 and $65,600 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,250 in 2010 and $19,100 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: February 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date: February 27, 2012